BROADMARK FUNDS

Broadmark Tactical Plus Fund

SUPPLEMENT DATED AUGUST 15, 2014 TO
SUMMARY PROSPECTUS DATED APRIL 1, 2014,
 PROSPECTUS DATED APRIL 1, 2014 AND
STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 1, 2014

Supplement dated August 15, 2014 to the Summary Prospectus dated April 1, 2014, the Prospectus dated April 1, 2014 and the Statement of Additional Information dated April 1, 2014 of Broadmark Tactical Plus Fund (the "Broadmark Fund"), a series of Broadmark Funds (the "Trust").

IMPORTANT INFORMATION REGARDING THE BROADMARK FUND

At Meetings of the Board of Trustees (the "Board") of the Trust held on July 17, 2014 and August 14, 2014, the Board approved an Agreement and Plan of Reorganization (the "Plan") for the Broadmark Fund. The Plan is among the Trust, on behalf of the Broadmark Fund; Salient MF Trust, on behalf of its new series (the "Acquiring Fund"); Broadmark Asset Management LLC (the "Adviser"), the investment adviser to the Broadmark Fund; and Salient Advisors, L.P. ("Salient"), the investment adviser to the Acquiring Fund.  Under the Plan, the Broadmark Fund would be reorganized into the Acquiring Fund.

The Board approved the Plan subject to certain conditions, including approval of the Plan by shareholders of the Broadmark Fund. The Board approved the Plan after considering the recommendation of the Adviser and a variety of other factors and information, including that the reorganization is expected to be a tax-free transaction for the Fund and its shareholders (which means that no gain or loss would be recognized directly by the Broadmark Fund or its shareholders as a result of the reorganization), the Adviser will serve as investment sub-adviser to the Acquiring Fund and Christopher J. Guptill, the portfolio manager of the Broadmark Fund, will be the portfolio manager of the Acquiring Fund. The Board also considered that Salient agreed, for a period of three years following the closing of the reorganization, to waive its management fee and/or reimburse the operating expenses of the Acquiring Fund as necessary to limit the operating expense ratio applicable to those shares of the Acquiring Fund received by Broadmark Fund shareholders in the reorganization.

The proposed reorganization would involve: (1) the Broadmark Fund transferring all of its assets and liabilities to the Acquiring Fund in exchange for Class F shares of beneficial interest in the Acquiring Fund; and (2) the Broadmark Fund distributing to its Investor Class and Institutional Class shareholders Class F shares of the Acquiring Fund in exchange for such shareholders' shares of the Broadmark Fund in complete liquidation of the Broadmark Fund and subsequent termination of the Broadmark Fund (all of the foregoing transactions being referred to collectively as the "Reorganization").

YOU SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS,
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

The Plan for the proposed Reorganization will be submitted to the shareholders of the Broadmark Fund for their approval at a Special Meeting of Shareholders (the "Special Meeting") expected to occur in the third or fourth quarter of 2014. Only those shareholders of record as of the close of business on the record date will be entitled to vote on the Plan. Such shareholders of record will receive a combined Proxy Statement and Prospectus providing notice of the Special Meeting, details regarding the proposed Reorganization and additional information about Salient and the Acquiring Fund.

The consummation of the proposed Reorganization is subject to several conditions, including the approval of the Broadmark Fund's shareholders. If the Plan is approved by shareholders, it is currently anticipated that the Reorganization would be consummated in the fourth quarter of 2014.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of a proxy. For more information regarding the Acquiring Fund, or to receive a copy of the combined Proxy Statement and Prospectus relating to the proposed Reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed Reorganization has been filed with the Securities and Exchange Commission and becomes effective, please visit the Securities and Exchange Commission's website (http://www.sec.gov). You also may contact the Broadmark Fund at 1-877-742-8061 for a copy (free of charge) of the combined Proxy Statement and Prospectus when it is available. Please read it carefully before making any investment decisions.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS,
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.